                                                              EXHIBIT (a)(1)(ii)
                               PERKINELMER, INC.
                             LETTER OF TRANSMITTAL
                         TO TENDER WITH RESPECT TO THE
             ZERO COUPON CONVERTIBLE DEBENTURES DUE AUGUST 7, 2020
                              OF PERKINELMER, INC.

                            (CUSIP NO. 714046 AA 7)

                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED NOVEMBER 29, 2002

THE OFFER AND YOUR WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, DECEMBER 27, 2002, UNLESS THE OFFER IS EXTENDED. THE OFFER MAY BE EXTENDED UNTIL THE FINANCING CONDITION IS SATISFIED.

                        The Depositary for the Offer is:
                          BANK ONE TRUST COMPANY, N.A.

             BY MAIL:                           BY HAND:                    BY OVERNIGHT COURIER:
   Bank One Trust Company, N.A.       Bank One Trust Company, N.A.       Bank One Trust Company, N.A.
       1111 Polaris Parkway               1111 Polaris Parkway               1111 Polaris Parkway
        Suite N1-OH1-0184                  Suite N1-OH1-0184                  Suite N1-OH1-0184
       Columbus, Ohio 43240               Columbus, Ohio 43240               Columbus, Ohio 43240
  Attention: Exchange Department     Attention: Exchange Department     Attention: Exchange Department

                           BY FACSIMILE TRANSMISSION:
                                 (614) 248-9987
                         Attention: Exchange Department

                               FOR INFORMATION OR
                           CONFIRMATION BY TELEPHONE:
                                1(800) 346-5153

     Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via a facsimile number other than as listed above, will not constitute a valid delivery.

     Capitalized terms used in this Letter of Transmittal and not defined herein will have the meaning ascribed to them in the Offer to Purchase (the "Offer to Purchase").

     This Letter of Transmittal is to be used by the holders of the Zero Coupon Convertible Debentures due August 7, 2020, which are referred to as the "debentures," of PerkinElmer, Inc., a Massachusetts corporation ("PerkinElmer"), if:

     - certificates for tendered debentures are to be physically delivered to the Depositary; or

     - tender of debentures is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") pursuant to the procedures for book-entry transfer set forth under the caption "Terms of the Offer -- Procedure for Tendering Debentures -- Book-Entry Delivery of the Debentures" in the Offer to Purchase,

and, in each case, instructions are not being transmitted through the DTC's Automated Tender Offer Program ("ATOP").

     Holders of debentures who are tendering by book-entry transfer to the Depositary's account at DTC can execute the tender through ATOP. DTC participants that are accepting the Offer may transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Depositary's account at DTC. DTC will then transmit an Agent's Message to the Depositary for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     HOLDERS OF DEBENTURES SHOULD BE AWARE THAT NO GUARANTEED DELIVERY PROCESS IS AVAILABLE TO TENDER DEBENTURES.

     Only holders of debentures are authorized to tender their debentures. The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

                              TENDER OF DEBENTURES
--------------------------------------------------------------------------------

[ ]  CHECK HERE IF CERTIFICATES REPRESENTING TENDERED DEBENTURES ARE ENCLOSED.

[ ] CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
--------------------------------------------------------------------------------

Account Number:
--------------------------------------------------------------------------------

Transaction Code Number:
--------------------------------------------------------------------------------

     List below the debentures to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts at maturity on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of debentures will be accepted only in principal amounts at maturity equal to $1,000 or integral multiples.

---------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF DEBENTURES
---------------------------------------------------------------------------------------------------------------------------
                                                                                      AGGREGATE
                                                                                      PRINCIPAL
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) OR                                AMOUNT           PRINCIPAL AMOUNT
NAME OF DTC PARTICIPANT AND PARTICIPANT'S DTC ACCOUNT NUMBER     CERTIFICATE         AT MATURITY          AT MATURITY
    IN WHICH DEBENTURES ARE HELD (PLEASE FILL IN BLANK)          NUMBER(S)*          REPRESENTED           TENDERED**
---------------------------------------------------------------------------------------------------------------------------

                                                               ---------------------------------------------------------

                                                               ---------------------------------------------------------

                                                               ---------------------------------------------------------

                                                               ---------------------------------------------------------

                                                               ---------------------------------------------------------

                                                               ---------------------------------------------------------

                                                               ---------------------------------------------------------

                                                               ---------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                      Total Principal Amount of Debentures
---------------------------------------------------------------------------------------------------------------------------
  * Need not be completed by holders tendering by book-entry transfer.
 ** Unless otherwise specified, it will be assumed that the entire aggregate principal amount at maturity represented by the debentures described above is being tendered. See Instruction 4. Only holders may validly tender their debentures pursuant to the Offer.
---------------------------------------------------------------------------------------------------------------------------

     The names and addresses of the holders should be printed, if not already printed above, exactly as they appear on the certificates representing the tendered debentures. The debentures and the principal amount at maturity of debentures that the undersigned wishes to tender should be indicated in the appropriate boxes.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to PerkinElmer, Inc. ("PerkinElmer"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 29, 2002 (the "Offer to Purchase"), receipt of which is acknowledged, and in accordance with this Letter of Transmittal (which together with the Offer to Purchase, constitutes the "Offer"), the principal amount at maturity of debentures indicated in the table above entitled "Description of Debentures" under the column heading "Principal Amount at Maturity Tendered." If nothing is indicated in that column, then the entire aggregate principal amount at maturity represented by the debentures described in the table is tendered.

     Subject to, and effective upon, the acceptance for payment of the debentures tendered in accordance with the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, PerkinElmer, all right, title and interest in and to all of the tendered debentures. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned, with full knowledge that the Depositary also acts as the agent of PerkinElmer), with respect to tendered debentures, and with full powers of substitution and revocation:

     - to present such debentures and all evidences of transfer and authenticity to, or transfer ownership of, such debentures on the account books maintained by the Depository Trust Company ("DTC") to, or upon the order of, PerkinElmer; and

     - to receive all benefits and otherwise exercise all rights of beneficial ownership of such debentures,

all in accordance with the terms and conditions of the Offer as described in the Offer to Purchase. The above granted power of attorney is deemed to be an irrevocable power of attorney coupled with an interest.

     If the undersigned is not the registered holder of the debentures listed in the box above labeled "Description of Debentures" under the column heading "Principal Amount at Maturity Tendered" or the holder's legal representative or attorney-in-fact, then in order to validly tender, the undersigned must obtain and deliver with this Letter of Transmittal debentures that are endorsed or accompanied by appropriate instruments of transfer entitling the undersigned to tender the debentures on behalf of such registered holder, in any case signed exactly as the name of the registered holder appears on the debentures, with the signatures on the certificates or instruments of transfer guaranteed as described below.

     The undersigned understands that tenders of debentures pursuant to any of the procedures described in the Offer to Purchase and in the Letter of Transmittal instructions will constitute the undersigned's acceptance of the terms and conditions of the Offer. PerkinElmer's acceptance of such debentures for payment will constitute a binding agreement between the undersigned and PerkinElmer upon the terms and subject to the conditions of the Offer. For purposes of the Offer, the undersigned understands that PerkinElmer will be deemed to have accepted for payment (and thereby purchased) tendered debentures, or defectively tendered debentures with respect to which PerkinElmer has, or has caused to be, waived such defect, if, as and when PerkinElmer gives written notice to the Depositary of our acceptance for payment of such debentures.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the debentures tendered hereby, and that when such tendered debentures are accepted for payment by PerkinElmer, PerkinElmer will acquire good and unencumbered title to the debentures, free and clear of all liens, restrictions, charges and encumbrances and not subject to adverse claims or rights.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by PerkinElmer to be necessary or desirable to complete the sale, assignment and transfer of the debentures tendered hereby.

     The undersigned understands that PerkinElmer reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates the right to purchase all or any of the debentures validly tendered pursuant to the Offer. If such assignment occurs, the assignee-affiliate will purchase the debentures validly tendered.

However, any such transfer or assignment will not relieve PerkinElmer of its obligations under the Offer and will not prejudice the undersigned's rights to receive the purchase price in exchange for the debentures validly tendered and accepted for payment on the acceptance date.

     All authority herein conferred or agreed to be conferred by this Letter of Transmittal will not be affected by, and will survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder will be binding upon the heirs, executors, administrators, trustees in bankruptcy, person and legal representatives, successors and assigns of the undersigned.

     The undersigned understands that the delivery and surrender of any debentures is not effective, and the risk of loss of the debentures does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to PerkinElmer. All questions as to the form of all documents and the validity, including time of receipt, acceptance for payment and withdrawal of tendered debentures will be determined by PerkinElmer, in its sole discretion, which determination will be final and binding.

     Unless otherwise indicated herein in the box below labeled "A. Special Issuance/Delivery Instructions," the undersigned hereby request(s) that any debentures representing principal amounts at maturity not tendered or not accepted for purchase be issued in the name(s) of, and delivered to, the undersigned, and in the case of debentures tendered by book-entry transfer, by credit to the account of DTC. Unless otherwise indicated herein in the box below labeled "B. Special Payment Instructions," the undersigned hereby request(s) that any checks for payments to be made in connection with the Offer be issued to the order of, and delivered to, the undersigned.

     If the "A. Special Issuance/Delivery Instructions" box is completed, the undersigned hereby request(s) that any debentures representing principal amounts at maturity not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated.

     The undersigned recognizes that PerkinElmer has no obligation pursuant to the "A. Special Issuance/Delivery Instructions" box to transfer any debentures from the names of the registered holder(s) thereof if it does not accept for purchase any of such tendered debentures. In the event that the "B. Special Payment Instructions" box is completed, the undersigned hereby request(s) that checks for payments to be made in connection with the Offer be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated.

                              A. SPECIAL ISSUANCE/
                             DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if debentures in a principal amount at maturity not tendered or not accepted for purchase are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in the box entitled "Description of Debentures" within this Letter of Transmittal.

Name: --------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address: -----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                   (ZIP CODE)

--------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

                        B. SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if checks are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in the box entitled "Description of Debentures" within this Letter of Transmittal.

Name: --------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address: -----------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------
                                   (ZIP CODE)

--------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

                                PLEASE SIGN HERE

              (To be completed by all tendering holders regardless of whether debentures are being physically delivered herewith)

     By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount at maturity of the debentures listed in the box above labeled "Description of Debentures" under the column heading "Principal Amount at Maturity Tendered" (or, if nothing is indicated therein, with respect to the entire aggregate principal amount at maturity represented by the debentures described in such box).

     This Letter of Transmittal must be signed by the holder(s) exactly as name(s) appear(s) on certificate(s) representing debentures, or if tendered by a participant in DTC, exactly as such participant's name appears on a debenture position listing as the owner of debentures. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY
                       (See guarantee requirement below)

Dated --------------------------------------------------------------------------

Name(s) ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity -----------------------------------------------------------------------

Address
       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area Code and Telephone Number ------------------------------------------------

Tax Identification or Social Security No. ------------------------------

                  (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)
                            ------------------------

                         MEDALLION SIGNATURE GUARANTEE
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Authorized
Signature ------------------------------------------------------------

Name of
Firm ---------------------------------------------------------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Signature Guarantees. Signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor, unless the debentures hereby are tendered by the registered holder of such debentures, or by a participant in DTC whose name appears on a debenture position listing as the owner of such debentures, and that holder has not completed either of the boxes entitled "A. Special Issuance/Delivery Instructions" or "B. Special Payment Instructions" on this Letter of Transmittal or for the account of an Eligible Institution. If the debentures are registered in the name of a person other than the signer of this Letter of Transmittal, or if certificates for unpurchased debentures are to be issued to a person other than the registered holder, the signatures on this Letter of Transmittal accompanying the tendered debentures must be guaranteed by a Medallion Signature Guarantor as described above. See Instruction 5.

     2. Delivery of Letter of Transmittal and Debentures. This Letter of Transmittal is to be completed by holders if:

     - certificates for tendered debentures are to be physically delivered to the Depositary; or

     - tender of debentures is to be made by book-entry transfer to the Depositary's account at DTC pursuant to the procedures for book-entry transfer set forth under the caption "Terms of the Offer -- Procedure for Tendering Debentures -- Book-Entry Delivery of the Debentures" in the Offer to Purchase,

and instructions are not being transmitted through ATOP. All physically delivered debentures, or a confirmation of a book-entry transfer into the Depositary's account at DTC of all debentures delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein on or before the expiration date (in order to receive the purchase price). DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY. DELIVERY WILL BE DEEMED MADE ONLY WHEN DOCUMENTS ARE ACTUALLY RECEIVED BY THE DEPOSITARY.

     The method of delivery of this Letter of Transmittal, certificates for debentures and all other required documents, including delivery through DTC and any acceptance or Agent's Message delivered through ATOP, is at the election and risk of the tendering holder. If a holder chooses to deliver by mail, the recommended method is by registered mail with return receipt requested, properly insured. In all cases, sufficient time should be allowed to ensure timely delivery to the Depositary.

     HOLDERS OF DEBENTURES SHOULD BE AWARE THAT NO GUARANTEED DELIVERY PROCESS IS AVAILABLE TO TENDER DEBENTURES.

     No alternative, conditional or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal, or a facsimile hereof, waive any right to receive any notice of the acceptance of their debentures for payment.

     3. Inadequate Space. If the space provided in this Letter of Transmittal is inadequate, the certificate numbers and/or the principal amount represented by debentures should be listed on a separate signed schedule attached to this Letter of Transmittal.

     4. Partial Tenders. (Not applicable to holders who tender by book-entry transfer.) Tenders of debentures will be accepted only in integral multiples of $1,000 principal amount at maturity. If holders wish to tender with respect to less than the entire principal amount at maturity evidenced by any debentures submitted, holders must fill in the principal amount at maturity that is to be tendered in the columns entitled "Principal Amount at Maturity Tendered." In the case of a partial tender of debentures, as soon as practicable after the expiration date, new certificates for the remainder of the debentures that were evidenced by such holder's old certificates will be sent to such holder, unless otherwise provided in the appropriate box of this Letter of Transmittal. The entire principal amount at maturity that is represented by the debentures delivered to the Depositary will be deemed to have been tendered, unless otherwise indicated.

     5. Signature on Letter of Transmittal, Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by the registered holders of the debentures tendered hereby, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the debentures tendered hereby, the signature must correspond with the name shown on the debenture position listing as the owner of the debentures.

     If any of the debentures tendered hereby are registered in the name of two or more holders, all such holders must sign this Letter of Transmittal. If any of the debentures tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any debenture or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to PerkinElmer of such person's authority to so act must be submitted.

     When this Letter of Transmittal is signed by the registered holders of the debentures listed and transmitted hereby, no endorsements of debentures or separate instruments of transfer are required unless payment is to be made, or debentures not tendered or purchased are to be issued, to a person other than the registered holders, in which case signatures on such debentures or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

     If this Letter of Transmittal is signed other than by the registered holders of the debentures listed, the debentures must be endorsed or accompanied by appropriate instruments of transfer entitling the undersigned to tender the debentures on behalf of such registered holders, in any case signed exactly as the name or names of the registered holders appear on the debentures, with the signatures on the certificates or instruments of transfer guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

     6. Special Issuance and Delivery Instructions. If a check and/or certificates for debentures representing principal amounts at maturity not tendered or not accepted for payment are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if a check is to be sent and/or such debentures are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate "A. Special Issuance/Delivery Instructions" or "B. Special Payment Instructions" box on this Letter of Transmittal should be completed. All debentures tendered by book-entry transfer and not accepted for payment will be returned by crediting the account at DTC designated above as the account for which such debentures were delivered.

     7. Transfer Taxes. Except as set forth in this Instruction 7, PerkinElmer will pay or cause to be paid any transfer taxes with respect to the transfer and sale of debentures to PerkinElmer, or to PerkinElmer's order, pursuant to the Offer. If payment is to be made to, or if debentures not tendered or purchased are to be registered in the name of, any persons other than the registered owners, or if tendered debentures are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     8. Waiver of Conditions. The conditions of the Offer are for the sole benefit of PerkinElmer. The conditions may be asserted by PerkinElmer regardless of the circumstances, including any action or inaction by PerkinElmer, giving rise to such condition or may be waived by PerkinElmer in whole or in part at any time and from time to time in its sole discretion. The failure of PerkinElmer at any time to exercise any of its rights will not be deemed a waiver of any other right and each right will be deemed an ongoing right which may be asserted at any time and from time to time.

     9. Substitute Form W-9. Unless an exemption from backup withholding and information reporting requirements is otherwise established with the Depositary, each tendering holder (or other payee) must provide the Depositary with a correct taxpayer identification number ("TIN"), generally the holder's social security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and certify, under penalty of perjury, that such TIN is correct, such holder (or other payee) is not subject to backup withholding and such holder (or other payee) is a United States person. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and a federal income tax backup withholding (currently 30%) on any payment. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a certain percentage (currently 30%) on all such payments, if any, until a TIN is provided to the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     10. Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Offer to Purchase or this Letter of Transmittal may be directed to the Dealer Manager or the Information Agent at their respective telephone numbers set forth below. A holder may also contact such holder's broker, dealer, commercial bank or trust company or nominee for assistance concerning the Offer.

     IMPORTANT: This Letter of Transmittal, or a facsimile hereof, together with debentures and all other required documents, must be received by the Depositary on or before the expiration date in order for holders to receive the purchase price.

                           IMPORTANT TAX INFORMATION

     Under United States federal income tax law, a holder whose tendered debentures are accepted for payment is generally required to provide the Depositary with such holder's current TIN on Substitute Form W-9 below. A TIN is either an individual holder's social security number or a holder's employer identification number. If the Depositary is not provided with the correct TIN, the holder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any payment made to such holder or other payee with respect to debentures purchased pursuant to the Offer may be subject to withholding tax (currently set at 30% of the payment). More serious penalties may be imposed for providing false information, which, if willfully done, may result in fines and/or imprisonment.

     Backup withholding is not an additional tax. Rather, the United States federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

     Certain holders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Non-United States holders must establish their status as exempt recipients from backup withholding and can do so by submitting to the Depositary a properly completed IRS Form W-8BEN or other applicable IRS Form W-8 (which are available from the Depositary), signed, under penalties of perjury, attesting to such holder's exempt foreign status.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on any payment made to a holder or other payee with respect to debentures purchased pursuant to the Offer, the holder is required to notify the Depositary of the holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that: (A) the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN);
(B)(1) the holder is exempt from backup withholding, (2) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends, or (3) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding; and (C) the holder is a United States person (including a United States resident alien).

WHAT NUMBER TO GIVE THE DEPOSITARY

     The holder is required to give the Depositary the TIN of the record owner of the debentures. If the debentures are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

-------------------------------------------------------------------------------------------------------------------
                                             PAYER'S NAME: PERKINELMER
-------------------------------------------------------------------------------------------------------------------
        SUBSTITUTE           PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX        SOCIAL SECURITY NUMBER(S) OR
         FORM W-9            AT RIGHT. IF YOU DO NOT HAVE A TIN, PLEASE        EMPLOYER IDENTIFICATION NUMBER(S)
DEPARTMENT OF THE TREASURY   SEE "OBTAINING A NUMBER" IN THE ENCLOSED
 INTERNAL REVENUE SERVICE    "GUIDELINES FOR CERTIFICATION OF TAXPAYER      ---------------------------------------
    PAYER'S REQUEST FOR      IDENTIFICATION NUMBER ON SUBSTITUTE FORM
  TAXPAYER IDENTIFICATION    W-9".                                           IF AWAITING TIN, WRITE "APPLIED FOR"
      NUMBER ("TIN")         PLEASE CERTIFY BY SIGNING AND DATING BELOW.
                             NOTE: IF THE ACCOUNT IS IN MORE THAN ONE
                             NAME, PLEASE REFERENCE THE ENCLOSED
                             "GUIDELINES FOR CERTIFICATION OF TAXPAYER
                             IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9"
                             TO DETERMINE WHICH NUMBER TO GIVE THE PAYER.
                             --------------------------------------------------------------------------------------


                             PART 2 -- CERTIFICATION --                                PART 3 --
                             Under Penalties of Perjury, I certify that:               If you are a payee exempt
                             (1) The number shown on this form is my correct taxpayer  from backup withholding, see
                                 identification number (or I am waiting for a number   the enclosed "Guidelines for
                                 to be issued to me),                                  Certification of Taxpayer
                                                                                       Identification Number on
                             (2) I am not subject to backup withholding because: (a)   Substitute Form W-9" and
                                 I am exempt from backup withholding, or (b) I have    follow the instructions
                                 not been notified by the Internal Revenue Service     under the section captioned
                                 ("IRS") that I am subject to backup withholding as a  "Payees Exempt from Backup
                                 result of a failure to report all interest or         Withholding."
                                 dividends, or (c) the IRS has notified me that I am
                                 no longer subject to backup withholding, and
                             (3) I am a United States person (including United States
                                 resident alien).
                             --------------------------------------------------------------------------------------
                             CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. Generally, for payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.

                             SIGNATURE -------------------------------------  DATE ------------------------
-------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
      IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 30% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND THE SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE APPLYING FOR A
      TAXPAYER IDENTIFICATION NUMBER.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

Signature:-----------------------                           Date:---------------

                        The Depositary for the Offer is:

                          BANK ONE TRUST COMPANY, N.A.

            BY MAIL:                           BY HAND:                     BY OVERNIGHT COURIER:
  Bank One Trust Company, N.A.       Bank One Trust Company, N.A.       Bank One Trust Company, N.A.
      1111 Polaris Parkway               1111 Polaris Parkway               1111 Polaris Parkway
        Suite N1-OH1-0184                  Suite N1-OH1-0184                  Suite N1-OH1-0184
      Columbus, Ohio 43240               Columbus, Ohio 43240               Columbus, Ohio 43240
 Attention: Exchange Department     Attention: Exchange Department     Attention: Exchange Department

                           BY FACSIMILE TRANSMISSION:
                                 (614) 248-9987
                         Attention: Exchange Department

                               FOR INFORMATION OR
                           CONFIRMATION BY TELEPHONE:
                                1(800) 346-5153

     Any questions or requests for assistance or for additional copies of the Offer to Purchase or this Letter of Transmittal may be directed to the Dealer Manager or the Information Agent at their respective telephone numbers set forth below. A holder may also contact such holder's broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                             The Information Agent:

                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
                 Banks and Brokers Call Collect: (212) 269-5550
                   All Others Call Toll-Free: (800) 659-6590

                              The Dealer Manager:

                              MERRILL LYNCH & CO.
                    4 World Financial Center -- North Tower
                                250 Vesey Street
                            New York, New York 10080
                                Call Toll-Free:
                                 (888) ML4-TNDR
                                       or
                                 (212) 449-6025
                       Attention: Equity Capital Markets